CSFB 05-7

Group 2

Pay rules

1.

Pay according to the aggregate PAC A as follows:

a.

Pay pro-rata to the 2P1-2P7 until retired

b.

Pay the 2P9 until retired

c.

Pay the 2P10 until retired

2.

Concurrently:

a.

50% to the 2C1 until retired

b.

50% sequentially to the 2C2 and 2C3 until retired

3.

Pay disregarding to the aggregate PAC A as follows:

a.

Pay pro-rata to the 2P1-2P7 until retired

b.

Pay the 2P9 until retired

c.

Pay the 2P10 until retired

Notes

Pxing Speed = 300 psa

Settlement = 7/29/05